EXHIBIT 10.2

                   SECOND AMENDMENT TO CONSULTING AGREEMENT

THIS SECOND AMENDMENT TO CONSULTING AGREEMENT (this "Amendment"), dated as of October 10, 1997, is entered into by and between Xilinx, Inc. ("Company"), and Bernard V. Vonderschmitt ("Consultant").

WHEREAS, the parties entered into that certain Consulting Agreement dated as of June 1, 1996, as amended March 6, 1997 (as amended, the "Agreement"), providing for, among other things, the provision of consulting services to Company; and

WHEREAS, the parties now desire to clarify the terms of the Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree that the Agreement is amended as follows:

1.    Compensation.  Due to an inadvertent omission, the Agreement did not
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include the Company's agreement to provide medical insurance to Consultant.
Therefore, to clarify the parties' intent and rectify the omission, retroactive to June 1, 1996, in addition to the compensation provided for in the Agreement, and not in replacement thereof, the Company agrees to provide Consultant and his spouse with medical and dental insurance coverage in the same form available to Company employees. All such coverage shall be taxable to Consultant.

2.    References to Agreement.  From and after the date hereof, any reference
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to the Agreement shall mean the Agreement as amended by this Amendment.

3.    Limitation of Amendment.  Except as expressly clarified and amended
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hereby, all the terms and provisions of the Agreement are hereby ratified and confirmed in all respects and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first above written.


XILINX, INC.    		       CONSULTANT

By:  /s/ Willem P. Roelandts         /s/ Bernard V. Vonderschmitt
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Its: President & CEO                 Bernard V. Vonderschmitt
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